Rule 497(e)

File Nos. 002-75503

811-03364

Maxim Series Fund, Inc.

Supplement dated August 1, 2005 to

Statement of Additional Information

dated May 1, 2005

Maxim Federated Bond Portfolio

(the "Portfolio")

Effective August 1, 2005, the high-yield portion of the Maxim Federated Bond Portfolio will be managed by Mr. Mark E. Durbiano, CFA. In addition to the managing the high-yield portion of the Portfolio, as of August 31, 2005, Mr. Durbiano managed nine registered management investment company accounts with assets totaling $3,820.26 million, four other pooled investment vehicles with assets totaling $366.92 million, and 4 other accounts with assets totaling $123.73 million. None of the accounts has an advisory fee that is based on the performance of the account.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio manager’s compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

Investment Product Performance (“IPP”) is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Portfolio’s benchmark and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). As Mr. Durbiano manages only the high yield portion of the Portfolio, performance is assessed vs. the Lehman Brothers U.S. Corporate High Yield 2% Issuer Constrained Index. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history under the portfolio manager may be excluded. As noted above, Mark Durbiano is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. The Balanced Scorecard IPP score is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mark Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for Taxable Fixed Income funds.  A portion of the Investment Product Performance score is based on Federated's senior management's assessment of team contributions.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager’s group, with input from the portfolio manager’s co-workers.

Client Satisfaction and Service is assessed by Federated’s senior management considering the quality, amount, and effectiveness of client support activities, with input from sales management.

Financial success is assessed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager’s funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager’s Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated’s overall financial targets are not achieved.

Mr. Durbiano does not own any securities in the Portfolio.

This supplement should be retained for future reference.